Exhibit 99.1

KVAERNER NORTH AMERICAN CONSTRUCTION LTD. AND
SELECTED NET ASSETS AND OPERATIONS OF KVAERNER
NORTH AMERICAN CONSTRUCTION INC.

TABLE OF CONTENTS

Independent Auditors' Report	1

Combined Financial Statements as of September 30, 2013 and for the Nine Months Then Ended:

Combined Balance Sheet	3
Combined Statement of Operations	4
Combined Statement of Stockholder's Equity	5
Combined Statement of Cash Flows	6
Notes to Combined Financial Statements	7

INDEPENDENT AUDITORS' REPORT

To the Management and Stockholder of
Kvaerner North American Construction Ltd. and
Kvaerner North American Construction Inc.

We have audited the accompanying combined financial statements of Kvaerner North American Construction Ltd. (a Canada corporation) and selected net assets and operations of Kvaerner North American Construction, Inc., collectively the "Companies", which comprise the combined balance sheet as of September 30, 2013 and the related combined statements of operations, stockholder's equity, and cash flows for the nine months then ended, and the related notes to the combined financial statements.

Management's Responsibility for the Combined Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity's preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant account estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Companies as of September 30, 2013, and the results of their operations and their cash flows for the nine months then ended in accordance with accounting principles generally accepted in the United States of America.

Sale of Companies

As discussed in Note 1 to the combined financial statements, effective December 20, 2013, all outstanding shares of KNAC Ltd. and certain net assets and operations of KNAC Inc. were sold to Matrix Service Company. These combined financial statements exclude the net assets retained by KNAC Inc. and the related results of operations and cash flows. Our opinion is not modified with respect to this matter.

/S/ Grossman Yanak & Ford LLP

Pittsburgh, Pennsylvania
March 10, 2014

KVAERNER NORTH AMERICAN CONSTRUCTION LTD. AND
SELECTED NET ASSETS AND OPERATIONS OF KVAERNER
NORTH AMERICAN CONSTRUCTION INC.

COMBINED BALANCE SHEET
SEPTEMBER 30, 2013 ($ IN THOUSANDS)

ASSETS	NOTES

CURRENT ASSETS:
Cash and cash equivalents	1	$28,254
Receivables, net	1,2,8	28,961
Costs and estimated earnings in excess of billings on uncompleted contracts	1,3	5,634
Prepaid expenses and other current assets		1,193
Deferred income taxes	1,8	1,815

Total		65,857

PROPERTY AND EQUIPMENT, NET	1,4	3,348

DEPOSITS		94

INVESTMENT IN JOINT VENTURE	1,5	1,338

DEFERRED TAX ASSET	1,8	7,534

GOODWILL	1	5,597

TOTAL		$83,768

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
Accounts payable		$5,835
Accrued payroll and related liabilities	1,11	7,369
Other accrued expenses	11	1,357
Payable to affiliates	10	595
Income taxes payable	1,8	3,552
Billings in excess of costs and estimated earnings on uncompleted contracts	1,3	24,754

Total		43,462

STOCKHOLDER'S EQUITY:	9
Kvaerner NAC stockholder		39,881
Noncontrolling interest in joint venture	1	425

Total stockholder's equity		40,306

TOTAL		$83,768

See notes to combined financial statements.

KVAERNER NORTH AMERICAN CONSTRUCTION LTD. AND
SELECTED NET ASSETS AND OPERATIONS OF KVAERNER
NORTH AMERICAN CONSTRUCTION INC.

COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 ($ IN THOUSANDS)

	NOTES

NET REVENUES	1	$149,205

COST OF REVENUES	1	122,827

GROSS PROFIT		26,378

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,10	20,214

OPERATING INCOME		6,164

OTHER INCOME (EXPENSE):
Interest income	8	416
Gain on disposal of fixed assets		5
Miscellaneous income, net		129

Other income, net		550

INCOME BEFORE BENEFIT FROM INCOME TAXES		6,714

INCOME TAX BENEFIT	1,8	767

NET INCOME		7,481

OTHER COMPREHENSIVE LOSS:
Foreign currency translation adjustment		(15)

COMPREHENSIVE INCOME		$7,466

COMPREHENSIVE INCOME ATTRIBUTABLE TO THE NONCONTROLLING INTEREST IN JOINT VENTURE	1	$425

COMPREHENSIVE INCOME ATTRIBUTABLE TO KVAERNER NORTH AMERICAN CONSTRUCTION INC. AND LTD. STOCKHOLDER		$7,041

See notes to combined financial statements.

KVAERNER NORTH AMERICAN CONSTRUCTION LTD. AND SELECTED NET ASSETS AND OPERATIONS OF KVAERNER
NORTH AMERICAN CONSTRUCTION INC.

COMBINED STATEMENT OF STOCKHOLDER'S EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 ($ IN THOUSANDS)

	Common Stock, Additional Paid In Capital and Accumulated Earnings	Accumulated Other Comprehensive Loss	Total Majority Stockholder	Non‑ Controlling Interest	Stockholder's Equity
Balance at January 1, 2013	$30,487	$—	$30,487	$—	$30,487
Net change in value of excluded assets (see Note 1)	2,353	—	2,353	—	2,353
Net income	7,056	(15)	7,041	425	7,466
Balance at September 30, 2013	$39,896	$(15)	$39,881	$425	$40,306

See notes to combined financial statements.

KVAERNER NORTH AMERICAN CONSTRUCTION LTD. AND
SELECTED NET ASSETS AND OPERATIONS OF KVAERNER
NORTH AMERICAN CONSTRUCTION INC.

COMBINED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 ($ IN THOUSANDS)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$7,466
Adjustments to reconcile net income to cash provided by operating activities:
Net change in value of excluded assets	2,353
Depreciation	965
Deferred income taxes	(640)
Gain on disposal of fixed assets	(5)
(Increase) decrease in:
Receivables	(7,954)
Costs and estimated earnings in excess of billings on uncompleted contracts	471
Prepaid expenses	(703)
Prepaid income taxes	290
Deposits	186
Increase (decrease) in:
Accounts payable	1,794
Accrued payroll and related liabilities	(69)
Other accrued expenses	561
Payable to affiliates	(73)
Income taxes payable	3,429
Billings in excess of costs and estimated earnings on uncompleted contracts	2,161

Net cash provided by operating activities	10,232

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property and equipment	(1,031)
Proceeds from sale of assets	11
Receivable from Parent	(7,760)
Distributions from joint venture	5,439

Net cash used in investing activities	(3,341)

NET INCREASE IN CASH AND CASH EQUIVALENTS	6,891

CASH AND CASH EQUIVALENTS, BEGINNING	21,363

CASH AND CASH EQUIVALENTS, ENDING	$28,254

See notes to combined financial statements.

KVAERNER NORTH AMERICAN CONSTRUCTION LTD. AND
SELECTED NET ASSETS AND OPERATIONS OF KVAERNER
NORTH AMERICAN CONSTRUCTION INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
($ IN THOUSANDS EXCEPT PER SHARE INFORMATION)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, BASIS OF ACCOUNTING AND RELATED MATTERS

Organization and Nature of Operations ‑ The financial statements of the Companies include selected net assets and operations (see below) of Kvaerner North American Construction Inc. ("KNAC Inc."), which is incorporated in the state of Delaware, and the accounts of Kvaerner North American Construction Ltd. ("KNAC Ltd."), which is incorporated under the Canada Business Corporations Act. Both companies are ultimately owned by Kværner ASA (the "Parent"), a Norwegian company. Transactions between KNAC Inc. and KNAC Ltd. were insignificant during the nine months ended September 30, 2013.

The Companies are engaged in providing construction and maintenance services to the aluminum, automotive, chemical, environmental, oil and gas, petrochemical, pharmaceutical, power, pulping, steel and miscellaneous light industries.

Effective December 20, 2013, the Parent sold certain assets and transferred certain liabilities of KNAC Inc., and sold all outstanding shares of stock of KNAC Ltd., to Matrix Service Company ("Matrix") in accordance with a Sale and Purchase Agreement dated December 8, 2013 (the "Agreement"). The assets and liabilities retained by KNAC Inc. relate to one contract that is in arbitration and other specific net assets excluded under the Agreement. These combined financial statements exclude the net assets retained by KNAC Inc. and the related results of operations and cash flows.

Use of Estimates ‑ The preparation of combined financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are involved in revenue recognition and the allowance for doubtful accounts and contingencies. Actual results could differ from those estimates.

Comprehensive Income ‑ Comprehensive income consists of net income plus (minus) changes in other equity accounts. Other comprehensive loss for the nine months ended September 30, 2013 resulted from foreign currency translation adjustments related to converting KNAC Ltd. from Canadian dollars to U.S. dollars.

Revenue and Cost Recognition ‑ Earnings on fixed‑price contracts are recognized on the percentage of completion method of accounting in the ratio that costs incurred bear to total estimated costs. These estimates are based upon management's assessment of remaining costs to be incurred and could differ significantly from actual results. Contract costs include all direct material and direct labor costs and certain indirect costs related to contract performance. Precontract costs are expensed as incurred. Estimated losses on uncompleted contracts are recognized in the period in which they are identified. The Companies generally do not require security for contract receivables.

In computing earnings or losses on uncompleted contracts, the Companies consider extended work orders and other work performed in good faith towards completion of the projects. These revenues are reflected at their estimated realizability, net of any costs of collection.

Costs and estimated earnings in excess of billings on uncompleted contracts (an asset) represent costs and estimated profit thereon in excess of related contract billings on contracts in progress at the statement of assets and liabilities date. Billings in excess of costs and estimated earnings on uncompleted contracts (a liability) represent billings on contracts in excess of related contract costs and estimated profit thereon at the statement of assets and liabilities date. Billings are generally based on the terms of the contracts and the actual costs incurred at a given point in time. The Companies include these amounts in current assets or liabilities because their operating cycle for contracts is typically less than one year.

Revenues from time‑and‑material (T&M) contracts are recorded as costs are incurred and include estimated profit based on contractual mark‑ups.

The Companies received $104,685 of their revenues from four customers. Receivables from these customers (including net under/over billings) were $4,238 as of September 30, 2013.

Cash and Cash Equivalents ‑ For purposes of the combined statement of cash flows, the Companies consider all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. The Companies maintain, at financial institutions, cash and cash equivalents which may at times exceed federally insured amounts and which may at times significantly exceed the combined statement of assets and liabilities amount due to outstanding checks.

Accounts Receivable ‑ The Companies regularly extend credit to customers in the normal course of business based upon management's assessment of their creditworthiness. A valuation allowance is provided for those accounts for which collection is estimated as doubtful; uncollectible accounts are written off and charged against the allowance. Increases in the allowance are charged to selling, general and administrative expenses.

The allowance for doubtful accounts represents management's estimate of the net realizable value of receivables at September 30, 2013; it is at least reasonably possible that the assessment of net realizable value will be further revised in the near term and that actual results could differ from this estimate.

Property and Equipment ‑ Property and equipment are recorded at cost and are being depreciated over estimated useful lives ranging from 3 to 10 years on a straight‑line basis. Maintenance and repairs are charged to expense as incurred; renewals and betterments with a cost of $2,500 or greater and a useful life of one year or greater are capitalized. When property and equipment are sold, or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved and any resulting gain or loss is reflected in earnings.

Investments in Joint Ventures ‑ Investments in joint ventures in which the Companies have greater than a 20% interest but do not exert control are accounted for using the equity method, unless the investee is considered to be a variable interest entity. Under this method, investments are carried at cost, adjusted for the Companies' proportionate share of the joint venture's undistributed earnings or losses and reduced for any distributions from the joint venture. At September 30, 2013, KNAC Ltd. held a non‑controlling 50% investment in a joint venture, which was not deemed to be a variable interest entity (see Note 5).

Investments in joint ventures in which the Companies exert control are consolidated in accordance with U.S. generally accepted accounting principles. At September 30, 2013, KNAC Inc. held a 65% interest in KVPB Power Partners ("KVPB"), a joint venture established to construct an electricity generating plant in Delaware under one customer contract. At September 30, 2013 this joint venture is consolidated in the KNAC Inc. financial statements due to the existence of control by the Company, and a noncontrolling equity interest of $425 is reflected in the Company's combined statement of equity. At September 30, 2013, cash includes $9,673 that was held by KVPB for that construction project.

Impairment of Long‑Lived Assets ‑ Management evaluates the valuation and depreciation, as applicable, of the Companies' various long‑lived assets. Management's evaluation considers both current and future levels of undiscounted cash flows generated by the related assets to determine when impairment may have occurred. Any write‑downs due to impairment are charged to operations when the impairment is identified. There were no impairments recognized during the period ended September 30, 2013.

Goodwill ‑ Accounting principles generally accepted in the United States of America require goodwill and intangible assets with indefinite lives to be assessed qualitatively each year in order to determine whether it is more likely than not that their fair values are less than their carrying amounts. If management deems it is more likely than not that fair values of the reporting units are less than carrying amounts, a two‑step quantitative impairment test shall be used to identify potential impairment and measure the amount impairment losses to be recognized (if any). Based on its assessment of qualitative factors, management has determined that no impairment of its goodwill existed at September 30, 2013.

Income Taxes ‑ KNAC Inc. files on a consolidated basis with its parent and various affiliates for U.S. federal income tax purposes, and files separate or unitary state income tax returns. KNAC Ltd. files a separate Canadian tax return for federal and provincial tax purposes. Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of current taxes due plus deferred taxes related primarily to accrued liabilities, foreign interest paid to a related party and differences in the amount of depreciation and amortization taken for tax purposes. The deferred tax assets and/or liabilities represent future tax consequences of those differences, which will either be taxable or deductible when the assets and/or liabilities are recovered or settled. Management believes that there is no liability related to uncertain tax positions at September 30, 2013. Years prior to 2010 are no longer open for examination by tax authorities.

Subsequent Events ‑ Subsequent events were evaluated by management through March 5, 2014, which is the date when the combined financial statements were available to be issued.

2.    RECEIVABLES

Receivables consisted of the following at September 30, 2013:

Accounts receivable ‑ trade	$17,428
Receivable from Parent	7,762
Income tax receivable (see Note 8)	3,829
Other receivables	529
Allowance for doubtful accounts	(587)

Receivables, net	$28,961

3.    UNCOMPLETED CONTRACTS

Costs, estimated earnings, and billings on uncompleted contracts were as follows at September 30, 2013:

Costs incurred on uncompleted contracts	$178,308
Estimated income	6,682

Total	184,990
Less billings to date	204,110

Total	$(19,120)

This amount is included in the accompanying combined statement of assets and liabilities under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$5,634
Billings in excess of costs and estimated earnings on uncompleted contracts	(24,754)

Total	$(19,120)

4.    PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at September 30, 2013:

Land	$14
Building	644
Office and field equipment	6,938
Vehicles	3,770
Leasehold improvements	1,590
Furniture and fixtures	461
Computer equipment	94
Total	13,511

Less accumulated depreciation	(10,163)

Property and equipment, net	$3,348

Depreciation expense totaled $2,353 for the nine months ended September 30, 2013.

5.    INVESTMENT IN JOINT VENTURE

KNAC Ltd. owns a 50% interest in Halton Hills Power Partners ("HHPP"). The purpose of this joint venture is to construct an electricity generating plant in Ontario, Canada under a construction agreement with one customer. The KNAC Ltd. investment in HHPP at September 30, 2013 was $1,338, which is composed of joint venture cash of $2,088 and an estimated warranty liability on the contract of $750. The net income of the joint venture was insignificant during the nine months ended September 30, 2013. During the nine months ended September 30, 2013, KNAC Ltd. recognized revenue from services provided to the joint venture of approximately $4,040.

6.    LEASES

The Companies lease facilities under operating leases which expire at various times through May 2017. Rental expense was approximately $845 for the period ended September 30, 2013. The following represents the future minimum lease payments under operating leases at September 30, 2013:

Fourth quarter of 2013	$120
2014	438
2015	199
2016	202
2017	56

Total	$1,015

7.    EMPLOYEE BENEFIT PLANS

KNAC Inc. sponsors a 401(k) savings plan that covers substantially all employees not covered by collective bargaining agreements. The Plan provided for employer matching contributions of 100% of the first 6% of employee compensation contributed. Contributions by KNAC Inc. for the period ended September 30, 2013 was $529.

The Company typically has several active discrete, but significant, construction and maintenance projects at any point in time. Accordingly, due to the nature of this business, the Company contributes to several multiemployer defined benefit pension plans under the terms of various collective‑bargaining agreements that cover union‑represented employees. The risks of participating in multiemployer plans differ from single‑employer plans in the following aspects:

*	Assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

*	If a participating employer stops contributing to the plan, the unfunded obligation of the plan may be borne by the remaining participating employers.

*
If an entity chooses to stop participating in some of its multiemployer plans, the entity may be required to pay those plans an amount based on the underfunded status of the plan, referred to as a withdrawal liability.

The Company’s participation in these plans for the period ended September 30, 2013 is outlined in the table below. The “EIN Number” column provides the Employer Identification Number (EIN) of the respective plans. The zone status is based on information that the Company received from the plan and is certified by the plan’s actuary. Among other factors, plans that are less than 65 percent funded are generally classified as critical (the Red Zone), plans that are less than 80 percent funded are generally classified as endangered (the Yellow Zone), and plans that are at least 80 percent funded are considered to be in the Green Zone. The “FIP/RP Status Pending/Implemented” column indicates plans for which a financial improvement plan (FIP) or rehabilitation plan (RP) is either pending or has been implemented. Information on the individual plans was obtained from their respective public filings with the Department of Labor.

Pension Fund	EIN Pension Plan Number	Pension Protection Act Zone Status	FIP/RP Status Pending/ Imp.	Contributions of KNAC Inc.	Surcharge Imposed	KNAC Inc. Contributions Greater Than 5% of Total Plan Contributions	Status Based on Plan Year Ended

Boilermaker National Pension Trust	48‑6168020	Yellow	Yes	$1,988	No	No	12/31/2012
Pipefitters Retirement Fund Local No. 597	62‑6105084	Green	No	1,309	No	No	6/30/2012
Indiana Laborers Pension Fund	35‑6027150	Yellow	Yes	1,001	No	No	5/31/2012
Bricklayers Union Local No. 1 of Alabama Pension Fund	52‑6127746	Yellow	Yes	6	No	No	12/31/2012
Bricklayers Union Local No. 45 of Alabama and New York Pension Fund	16‑0849723	Red	Yes	4	No	No	5/31/2012
Bricklayers Union Local No. 6 of Indiana Pension Fund	51‑6113680	Green	No	613	No	No	6/30/2012
Carpenters Union Local No. 1485 and Millwrights Local No.1043 of Indiana	51‑6123713	Yellow	Yes	564	No	No	6/30/2012
Carpenters of Western Pennsylvania and Millwrights Union Local No. 2235 of Pennsylvania	25‑6135570	Yellow	Yes	415	No	No	12/31/2012
Cement Masons Local No. 526 of Pennsylvania	25‑6103481	Yellow	Yes	20	No	No	5/31/2012
Cement Masons Local No. 592 of Delaware	23‑1972409	Red	Yes	4	No	No	4/30/2012
Electricians Local No. 697 of Indiana	51‑6133048	Yellow	Yes	14	No	No	12/31/2012
Electricians Local No. 5 of Pennsylvania	25‑6032108	Green	No	134	No	No	12/31/2012
IUOE Central Pension Fund & Midwest Pension Fund	36‑6052390; 36‑6140097	Green; Yellow	No; Yes	222	No	No	1/31/2013; 3/31/2012
Iron Workers Pension Plan of W. PA	25‑1283169	Yellow	Yes	435	No	No	12/31/2012
Iron Workers Pension Plan of Delaware	23‑6529504	Yellow	Yes	1	No	No	9/30/2012
Iron Workers Pension Plan of Indiana	36‑6488227	Green	No	1,384	No	No	12/31/2012
Ohio Carpenters Pension Fund	34‑6574360	Red	Yes	11	No	No	4/30/2012
Teamsters Union Local No. 142 of IN	51‑6051034	Green	No	171	No	No	6/30/2012
Pipefitters Retirement Fund 579 of IN	52‑6152799	Yellow	Yes	29	No	No	6/30/2012
Pipefitters Local No. 449 Pension Plan	25‑6032401	Green	No	91	No	No	12/31/2012
Pipefitters Local No. 74 Pension Plan	51‑6015925	Yellow	Yes	66	No	No	12/31/2012
Laborers Union Local 373 of PA	25-6135576	Red	Yes	144	No	No	12/31/2012
Other Multiemployer Pension Plans				11,715

Total				$20,341

Additionally, the Company contributed approximately $1,549 to union‑sponsored defined contribution plans during the nine months ended 2013. The Company believes that it has no significant exposure related to these plans.

8.    INCOME TAXES

The components of the income tax provision (benefit) for the nine months ended September 30, 2013 are as follows:

	Current	Deferred	Total

Income tax provision (benefit):
U.S. ‑ Federal	$3,266	$(46)	$3,220
U.S. ‑ States	285	(4)	281
Canada ‑ Federal and Provincial	—	(726)	(726)
Canada ‑ Investment Tax Credits (see below)	(3,542)	—	(3,542)

Income tax provision (benefit), net	$9	$(776)	$(767)

KNAC Inc. is included in the consolidated federal income tax return of Kvaerner America Holdings Inc. ("KAH"). Accordingly, the actual tax charged to KNAC Inc. is based on an allocation prepared by KAH and and may differ from its stand‑alone tax provision; differences between the calculated amounts and the allocations by KAH are reflected as changes to the tax provision.

During 2013, KNAC Ltd. received research and development investment tax credits from the Canada Revenue Agency. The credits were applied to tax losses generated in prior years and yielded a tax benefit of $3,542, plus interest of $323, which was not recognized in net income until 2013 due to the uncertainty in receiving these credits. This amount was included in income tax receivable at September 30, 2013.

A reconciliation of the statutory U.S. federal tax rate to the effective tax rate of the Companies is as follows:

Statutory U.S. federal tax rate	35.0%
State and local income taxes, net of federal benefit	4.2
Permanent book/tax differences	0.6
Canadian losses at lower tax rate than U.S. federal tax rate	1.7
Investment tax credits recognized in 2013 (see above)	(52.9)

Effective tax rate	(11.4)%

Net current deferred tax assets consisted of the following at September 30, 2013:

Accrued contract costs and other reserves	$962
Contract contingencies	395
Accrued bonuses	335
Allowance for doubtful accounts	218
Miscellaneous current deferred tax liabilities	(95)

Net current deferred tax asset	$1,815

Net noncurrent deferred tax assets consisted of the following at September 30, 2013:
Foreign interest paid	$3,807
Amortization	1,660
Depreciation	1,061
Net operating loss carryforwards	633
Partnership earnings	313
Charitable contributions	60

Net noncurrent deferred tax asset	$7,534

At September 30, 2013, KNAC Ltd. has net operating loss carryforwards of approximately $2,415 that can be utilized against future taxable income.

9.    STOCKHOLDER'S EQUITY

The common stock of KNAC Ltd. has a par value of $1 per share with 2,200,000 shares authorized, issued and outstanding at September 30, 2013.

10.    RELATED PARTIES

$1,123 and $939 of related party charges, which primarily relate to corporate cost allocations and other job costs, are included in cost of revenues and selling, general and administrative expenses, respectively, for the nine months ended September 30, 2013.

11.    COMMITMENTS AND CONTINGENCIES

The Companies estimate costs associated with particular contingencies such as worker's compensation claims incurred but not reported, legal costs associated with particular contracts and other matters, which are included in accrued payroll and related liabilities and other accrued expenses. While such represent management's best estimates at this time, it is likely that actual results will differ from these estimates and that such differences may be material.

The Companies employ labor subject to various collective bargaining agreements expiring at various dates. Accordingly, at any given time, a portion of the Companies' work force may be employed under collective bargaining agreements that will expire within one year.

At September 30, 2013 the Companies had issued outstanding letters of credit through various issuers in the amount of $7,576.

At September 30, 2013 a portion of KNAC Inc.'s cash balance is included in a group custody cash account maintained by the Parent. Any affiliates included in the group custody account may borrow funds from the Parent as necessary to cover operating cash shortfalls. As part of this arrangement, KNAC Inc. is a guarantor for a portion of the group cash balance.